SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934



                          Date of Report: June 2, 2004

                  Date of earliest event reported: June 1, 2004



                          MAINE & MARITIMES CORPORATION

             (Exact name of registrant as specified in its charter)



                                      Maine

                         (State or other jurisdiction of
                         incorporation or organization)

                                   333-103749

                              (Commission File No.)

                                   30-0155348

                      (I.R.S. Employer Identification No.)

                   209 State Street, Presque Isle, Maine 04769

               (Address of principal executive offices) (Zip Code)

                   Registrant's telephone number: 207-760-2499

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Maine & Maritimes Corporation


Item 5.  Other Events

                Maine & Maritimes Corporation Acquires
               Additional Canadian Engineering Company

    PRESQUE ISLE, Maine--(BUSINESS WIRE)--June 2, 2004--Maine & Maritimes Corporation (AMEX: MAM) today, through its subsidiaries, Maine & Maritimes Energy Services Company, dba "The Maricor Group" and Maricor Ltd, announced effective June 1, 2004, the acquisition of Morris & Richard Consulting Engineers Limited, a Canadian-based engineering firm, as part of its overall growth strategy. According to
J. Nicholas Bayne, President and CEO of Maine & Maritimes Corporation, "This acquisition represents an additional step in the implementation of our plan to increase shareholder value through strategic and geographically dispersed engineering firm acquisitions. As with The Maricor Group's most recent Canadian acquisition, the Eastcan Division of Maricor Ltd, this new acquisition brings both enhanced economic and correlated social values to our target marketplace through a unique and integrated approach to solving a number of the most pressing energy, infrastructure, and environmental issues of our time. Today, within the United States and Canada, governments and businesses alike are faced with daunting challenges in regard to facility asset renewals, energy independence and security, and emissions reductions, all while facing rising energy costs and significant capital budget constraints. We strongly believe that our sustainable facilities solutions provide a leading platform to address facility lifecycle asset management challenges, improve energy efficiency, reduce emissions and enhance energy security, while assisting customers in achieving improved financial performance and compliance with public policy mandates."
    "To continue to fast track our market entry into the sustainable facilities market, we are quite pleased to announce an acquisition by The Maricor Group and its Canadian subsidiary, Maricor Ltd, of Morris & Richard Consulting Engineers Limited, a full-service mechanical and electrical engineering company headquartered in Halifax, Nova Scotia. Its excellent reputation and almost 33 years of market experience will enhance our responsive execution capabilities and market reach throughout the Canadian Maritime Provinces. Although we intend to expand the overall offerings of The Maricor Group and its subsidiaries, our Morris & Richard Engineering Division of Maricor Ltd, will also continue to focus on and expand their core mechanical and electrical fee-for-service engineering services."
    "We are pleased to announce that Harry Singh, formerly President of Morris & Richard Engineering, will assume the position of Vice President and Chief Operating Officer of the Morris & Richard Division of Maricor Ltd and Denis A. Morris, formerly Vice President of Morris & Richard Engineering, will assume the position of Vice President of the Morris & Richard Division of Maricor Ltd." According to Bayne, "Their continued leadership is a critical part of The Maricor Group's continuing commitment to the valued customers and employees of the Morris & Richard Division. With their leadership we are confident in our abilities to continue offering quality, customer-centric fee-for-service engineering services, while significantly expanding offerings and capabilities to support the increasing needs of our marketplaces."
    "As with our previous Canadian acquisition, our Morris & Richard Division will continue to provide fee-for-service engineering within New England and Atlantic Canada across multiple market sectors. Through its subsidiaries' broadened operating division capabilities, The Maricor Group can now provide a more comprehensive range of mechanical and electrical engineering, as well as sustainable facility lifecycle management services to industrial, commercial, and government clients. The Maricor Group specializes in integrating facility engineering services with sustainable facility planning and management to optimize capital and operating budgets, decrease deferred maintenance liabilities, enhance environmental performance, and extend the lifecycle of facilities. These services address an increasingly acute problem in the federal, state, provincial, and municipal government markets, including hospitals, schools, and universities." According to Bayne. "Our offerings are tailored to closely align with economic and public policy trends within our multi-national region."
    "As businesses and governments struggle with identifying and reporting their deferred asset maintenance liabilities, as well as developing comprehensive sustainable lifecycle asset management plans, it is critical for them to have access to the offerings we are capable of delivering. We believe our combined experience, technology, and real world knowledge help ensure customers of realistic and sustainable solutions that can be implemented successfully and with a financially attractive return on investment. Our clients can benefit from improved performance in several key areas, including their facility and asset management, operations, environmental performance, and strategic capital planning."
    The consideration for this acquisition, in an amount less than 10% of total MAM assets, was a combination of cash and MAM common stock.

    The Maricor Group and Maricor Ltd are continuing to evaluate the acquisition of additional engineering companies in the United States and/or Canada. The Maricor Group now has engineering and/or sales offices in Boston, Massachusetts; Portland and Presque Isle, Maine; Halifax, Nova Scotia; and Moncton and Saint John, New Brunswick, Canada.
    Maine & Maritimes Corporation is traded on the American Stock Exchange (AMEX) under the ticker symbol "MAM." Headquartered in Presque Isle, Maine, Maine & Maritimes Corporation is the holding company of Maine Public Service Company, a regulated transmission and distribution utility serving most of northern Maine; Maine & Maritimes Energy Services Company, dba "The Maricor Group" and its Canadian subsidiary, Maricor Ltd. and other active and inactive subsidiaries and affiliates. MAM's corporate website is www.maineandmaritimes.com.

    Cautionary Statement Regarding Forward-Looking Information

    NOTE: This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Although Maine & Maritimes Corporation ("MAM") believes that in making such statements, its expectations are based on reasonable assumptions, any such statement involves uncertainties and risks. MAM cautions that there are certain factors that can cause actual results to differ materially from the forward-looking information that has been provided. The reader is cautioned not to put undue reliance on this forward-looking information, which is not a guarantee of future performance and is subject to a number of uncertainties and other factors, many of which are outside the control of MAM; accordingly, there can be no assurance that such indicated results or events will be realized.
    The information herein is qualified in its entirety by reference to factors contained in the Forward-Looking Statement of the Management's Discussion and Analysis of Financial Condition and Results of Operation in Maine & Maritimes Corporation's Form 10-K for the year ended December 31, 2003, and subsequent securities filings, as well as, but not necessarily limited to the following factors: the impact of recent and future federal and state regulatory changes in environmental and other laws and regulations to which MAM and its subsidiaries are subject, as well as changes in application of existing laws and regulations; current and future litigation; interest rates; general economic conditions; the performance of projects undertaken by unregulated businesses; the success of efforts to invest in and develop new opportunities; internal restructuring or other restructuring options that may be pursued by MAM or its subsidiaries, including acquisitions or dispositions of assets or businesses, which cannot be assured to be completed or beneficial to MAM or its subsidiaries; financial market conditions; the effects of terrorist incidents; weather; the timing and acceptance of new product and service offerings; general industry trends; changes in business strategy and development plans; capital market conditions and the ability to raise capital; competition; and rating agency actions, among others.

    CONTACT: Maine & Maritimes Corporation
             Annette N. Arribas, 207-760-2402
             aarribas@maineandmaritimes.com


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAINE & MARITIMES CORPORATION

Date: June 2, 2004

By: /s/ J. Nicholas Bayne

J. Nicholas Bayne, President & CEO